Receivables, trade	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Receivables, trade

6. Receivables, trade

There was a provision for doubtful accounts of $58,430 as at December 31, 2015 (2014: $146,493). The maximum amount of loss due to the credit risk is the full amount of trade receivables. All trade receivables are current. The carrying value of receivables approximates their fair value.